Exhibit 99.28

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
October 31, 2000



Expected B Maturity 7/15/03


Blended Coupon 5.9180%


Excess Protection Level
3 Month Average   6.08%
October, 2000   6.51%
September, 2000   5.95%
August, 2000   5.79%


Cash Yield19.62%


Investor Charge Offs 4.51%


Base Rate 8.60%


Over 30 Day Delinquency 5.23%


Seller's Interest10.66%


Total Payment Rate14.07%


Total Principal Balance$56,359,968,018.99


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$6,009,277,457.50